Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2016
Summary Prospectus

Effective July 29, 2016, RS Investment Management Co. LLC has been acquired by Victory Capital Management Inc. Accordingly, all references to RS Investment Management Co. LLC now refer to Victory Capital Management Inc.

SMC-SUM-16-01 1.9878687.100	August 10, 2016